FAIRPOINT
COMMUNICATIONS, INC.



FOR IMMEDIATE RELEASE               CONTACT: Timothy W. Henry
                                         Telephone: (704) 227.3620
                                         Email: Thenry@fairpoint.com



       FAIRPOINT REPORTS STABLE NINE MONTH OPERATING RESULTS AND EXECUTIVE
                               MANAGEMENT CHANGES



CHARLOTTE, N.C. (Nov. 13, 2002) - FairPoint Communications, Inc. ("FairPoint") today announced its financial results for the quarter and nine-month period that ended Sept. 30, 2002.

Highlights of FairPoint's financial results include:

    o Consolidated nine-month revenues decreased 1.7 percent from a year ago to $174.3 million.
    o Consolidated nine-month EBITDA (earnings before interest, taxes, depreciation and amortization and non-cash stock-based compensation), excluding non-recurring items, rose 7.2 percent to $100.4 million.
    o   Consolidated three-month EBITDA, excluding non-recurring items, rose
        11.3 percent to $34.5 million.

Gene Johnson, Chief Executive Officer, also announced that Peter Nixon has been promoted to Chief Operating Officer. John Duda, President, will assume responsibility for industry relations, regulatory policy and legislative affairs.

"We are very excited that Peter Nixon will be assuming the important responsibility of managing the day-to-day operations of our company," Johnson said. "He is a proven leader with the unique sales, marketing and operations skills necessary for FairPoint to succeed in an ever changing business environment."

Nixon, with 24 years experience in the telephone industry, most recently served as Senior Vice President of Corporate Development.

Johnson also commented "I believe it is increasingly important that we actively participate in the regulatory and legislative process and that our voice be heard in the debate over the future of our industry. John Duda has extensive industry experience and knowledge and is exceptionally well qualified to lead these efforts for FairPoint."


Results for the nine-month period ended Sept. 30, 2002

FairPoint reported consolidated revenues from continuing operations of $174.3 million, a 1.7 percent decrease compared to $177.3 million for the nine months ended Sept. 30, 2001. RLEC revenues decreased 1.1 percent to $168.4 million, predominantly due to lower network access revenues. The Company's Carrier Services group, a provider of wholesale long-distance services, reported revenues of $5.9 million, a 16.9 percent decrease from $7.1 million. The Carrier Services group revenue decline was attributed to a decrease in long-distance customers and lower rates.

Consolidated EBITDA from continuing operations was $93.0 million for the nine-month period ended Sept. 30, 2002 compared to $93.7 million for the same period in 2001. RLEC EBITDA was $99.6 million, a 7.6 percent increase from $92.6 million. The Carrier Services group reported EBITDA of $0.8 million, a decrease of $0.3 million.

The consolidated EBITDA from continuing operations was negatively impacted by:
    (i) A $1.9 million bad debt reserve for amounts due from an inter-exchange carrier, which recently filed for bankruptcy protection; and
    (ii) A $7.4 million asset write-down in value of marketable securities for the shares held in ChoiceOne Communications Inc. by FairPoint Communications Solutions Corp.
 Consolidated EBITDA from continuing operations adjusted for the asset write-down was $100.4 million, a 7.2 percent increase over the nine-month period ended Sept. 30, 2001.

FairPoint reported a nine-month consolidated net loss from continuing operations of $2.5 million compared to a $20.7 million loss for the same period in 2001. The Company implemented SFAS 142, Goodwill and Other Intangible Assets, which has resulted in a decrease in amortization expense of $9.1 million compared to 2001.

Results for the third quarter ended Sept. 30, 2002

FairPoint reported third-quarter consolidated revenues from continuing operations of $59.1 million, a 5.6 percent decrease from $62.6 million for the three months ended Sept. 30, 2001. The RLEC companies reported revenues of $57.7 million, a 3.0 percent decrease from prior year's third quarter. The Carrier Services group reported revenues of $1.4 million, a decrease of $1.7 million from the prior period.

Consolidated EBITDA from continuing operations was $32.7 million, a 5.5 percent increase from $31.0 million. Consolidated EBITDA from continuing operations after adjusting for the write-down of marketable securities was $34.5 million, an 11.3 percent increase.

RLEC EBITDA was $34.3 million, a 13.6 percent increase from $30.2 million. The Carrier Services group reported EBITDA of $0.2 million, a decrease of $0.5 million.

FairPoint reported a consolidated net loss from continuing operations of $0.8 million compared with a loss of $11.0 million for the same period in 2001 due to lower operating expenses and interest expense.

About FairPoint

FairPoint Communications, Inc. is one of the leading providers of telecommunications services to rural communities across the country. Incorporated in 1991, the Company's mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities. Today, FairPoint owns and operates 29 rural local exchange companies located in 18 states. The Company serves customers with more than 245,000 access lines and offers an array of services including local voice, long distance, data and Internet.

Forward Looking Statements

The statements in this news release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to economic conditions and trends, acquisitions and divestitures, growth and expansion, telecommunication regulation, changes in technology, product acceptance, the ability to construct, expand and upgrade its services and facilities, and other risks discussed in the reports that the Company files from time to time with the U.S. Securities and Exchange Commission (the "SEC"). The Company does not undertake to update any forward-looking statements in this news release or with respect to matters described herein.

                                      # # #

Attachments

                                     Financial Statements

                        FairPoint Communications, Inc. and Subsidiaries
                             Condensed Consolidated Balance Sheets
=============================================================================================
                                                             September 30,     December 31,
                                                                 2002              2001
                                                              (unaudited)
                         Assets
---------------------------------------------------------------------------------------------
                                                                 (Dollars in thousands)
Current assets:
   Cash                                                   $           5,531            3,063
   Accounts receivable                                               26,037           30,949
   Other                                                              6,555            7,098
   Assets of discontinued operations                                    859           25,997
---------------------------------------------------------------------------------------------
Total current assets                                                 38,982           67,107
---------------------------------------------------------------------------------------------
Property, plant, and equipment, net                                 268,545          283,280
---------------------------------------------------------------------------------------------
Other assets:
   Investments                                                       47,789           48,941
   Goodwill, net of accumulated amortization                        454,306          454,306
   Deferred charges and other assets                                 18,038           21,381
---------------------------------------------------------------------------------------------
Total other assets                                                  520,133          524,628
---------------------------------------------------------------------------------------------
Total assets                                              $         827,660          875,015
=============================================================================================
                             Liabilities and Stockholders' Deficit
---------------------------------------------------------------------------------------------
Current liabilities:
   Accounts payable                                       $          17,363           18,089
   Current portion of long-term debt and other
     long-term liabilities                                            6,098            6,759
   Demand notes payable                                                 436              464
   Accrued interest payable                                          21,753           10,882
   Other accrued liabilities                                         20,374           13,971
   Liabilities of discontinued operations                             5,822          160,376
---------------------------------------------------------------------------------------------
Total current liabilities                                            71,846          210,541
---------------------------------------------------------------------------------------------
Long-term liabilities:
   Long-term debt, net of current portion                           784,876          776,279
   Liabilities of discontinued operations                             5,243            9,735
   Deferred credits and other long-term liabilities                  15,584           23,817
---------------------------------------------------------------------------------------------
Total long-term liabilities                                         805,703          809,831
---------------------------------------------------------------------------------------------
Minority interest                                                        16               17
---------------------------------------------------------------------------------------------
Common stock subject to put options                                   3,136            4,136
---------------------------------------------------------------------------------------------
Redeemable preferred stock                                           85,505               --
---------------------------------------------------------------------------------------------
Stockholders' deficit:
   Common stock                                                         499              499
   Additional paid-in capital                                       210,623          217,936
   Accumulated other comprehensive loss                              (1,487)          (2,247)
   Accumulated deficit                                             (348,181)        (365,698)
---------------------------------------------------------------------------------------------
Total stockholders' deficit                                        (138,546)        (149,510)
---------------------------------------------------------------------------------------------
Total liabilities and stockholders' deficit               $         827,660          875,015
=============================================================================================

                                   FairPoint Communications, Inc. and Subsidiaries
                                   Condensed Consolidated Statements of Operations
                                                     (Unaudited)
===================================================================================================================
                                                            Three months ended             Nine months ended
                                                              September 30,                   September 30,
                                                           2002           2001            2002            2001
-------------------------------------------------------------------------------------------------------------------
                                                        (Dollars in thousands)
Revenues                                             $       59,068          62,556         174,273        177,303
-------------------------------------------------------------------------------------------------------------------
Operating expenses:
    Network operating costs (excludes
      depreciation and amortization of $9,991
      and $9,269 for the three months ended
      September 30, 2002 and 2001, respectively,
      and $29,962 and $27,686 for the nine months
      ended September 30, 2002 and 2001,                     15,730          18,569          48,143         50,202
      respectively)
    Selling, general and administrative (excludes
      depreciation and amortization of $1,763
      and $4,775 for the three months ended
      September 30, 2002 and 2001, respectively,
      and $5,143 and $14,263 for the nine months
      ended September 30, 2002 and 2001,
      respectively)                                          10,839          13,976          32,566         37,721
    Depreciation and amortization                            11,754          14,044          35,105         41,949
-------------------------------------------------------------------------------------------------------------------
Total operating expenses                                     38,323          46,589         115,814        129,872
-------------------------------------------------------------------------------------------------------------------
Income from operations                                       20,745          15,967          58,459         47,431
-------------------------------------------------------------------------------------------------------------------
Other income (expense):
    Net loss on sale of investments                          (2,215)           (731)         (7,531)          (696)
    Interest and dividend income                                356             450           1,447          1,715
    Interest expense                                        (21,638)        (27,610)        (60,146)       (71,492)
    Other, net                                                2,028           1,223           5,679          3,331
-------------------------------------------------------------------------------------------------------------------
Total other expense                                         (21,469)        (26,668)        (60,551)       (67,142)
-------------------------------------------------------------------------------------------------------------------
Loss from continuing operations
    before income taxes                                        (724)        (10,701)         (2,092)       (19,711)
Income tax expense                                              (69)           (326)           (424)          (947)
Minority interest in income of
    subsidiaries                                                 --              --              (1)            (2)
-------------------------------------------------------------------------------------------------------------------
Loss from continuing operations                                (793)        (11,027)         (2,517)       (20,660)
-------------------------------------------------------------------------------------------------------------------
Discontinued operations:
    Income (loss) from discontinued
      competitive communications
      operations                                              1,726         (15,615)         20,034        (88,795)
-------------------------------------------------------------------------------------------------------------------
Income (loss) from discontinued operations                    1,726         (15,615)         20,034        (88,795)
-------------------------------------------------------------------------------------------------------------------
Net earnings (loss)                                  $          933         (26,642)         17,517       (109,455)
====================================================================================================================

                                  FairPoint Communications, Inc. and Subsidiaries

                                  Condensed Consolidated Statements of Cash Flows

===================================================================================================================
                                                                                      Nine months ended
                                                                                        September 30,
                                                                                   2002                2001
------------------------------------------------------------------------------------------------------------------
                                                                                   (Dollars in thousands)
Cash flows from operating activities:
    Net earnings (loss)                                                    $            17,517           (109,455)
------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities of continuing operations:
      (Income) loss from discontinued operations                                       (20,034)            88,795
      Amortization of debt issue costs                                                   2,551              3,130
      Depreciation and amortization                                                     35,105             41,949
      Other non cash items                                                                 (41)             6,840
      Changes in assets and liabilities arising from operations:
        Accounts receivable and other current assets                                     5,898             (2,282)
        Accounts payable and accrued expenses                                           11,766              7,535
------------------------------------------------------------------------------------------------------------------
           Total adjustments                                                            35,245            145,967
------------------------------------------------------------------------------------------------------------------
             Net cash provided by operating activities of continuing
               operations                                                               52,762             36,512
------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities of continuing operations:
    Net capital additions                                                              (19,580)           (28,755)
    Acquisitions of telephone properties                                                    --            (18,418)
    Other, net                                                                           6,431              4,661
------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities of continuing operations                   (13,149)           (42,512)
------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities of continuing operations:
    Loan origination costs                                                                 (42)            (2,321)
    Proceeds from issuance of long-term debt                                            78,070            268,625
    Repayments of long-term debt                                                      (102,892)          (179,521)
    Other, net                                                                          (1,002)              (989)
------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities of
        continuing operations                                                          (25,866)            85,794
------------------------------------------------------------------------------------------------------------------
      Net cash contributed from continuing operations to
        discontinued operations                                                        (11,279)           (83,038)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in cash                                                    2,468             (3,244)
Cash, beginning of period                                                                3,063              4,130
------------------------------------------------------------------------------------------------------------------
Cash, end of period                                                        $             5,531                886
------------------------------------------------------------------------------------------------------------------
Supplemental disclosures of noncash financing activities:
    Redemmable preferred stock issued in connection with
      long-term debt settlement                                            $            93,861                 --
------------------------------------------------------------------------------------------------------------------
    Redeemable preferred stock dividends                                   $             6,509                 --
------------------------------------------------------------------------------------------------------------------
    Accretion of redeemable preferred stock                                $               607                 --
------------------------------------------------------------------------------------------------------------------
    Long-term debt issued in connection with FairPoint Solutions'
      interest rate swap settlement                                        $             3,003                 --
------------------------------------------------------------------------------------------------------------------
    Long-term debt issued in connection with FairPoint Solutions'
      Tranche B interest payment                                           $               487                 --
===================================================================================================================

                                        FairPoint Communications, Inc.

                         Consolidated and Rural Local Exchange Financial Information

                       For the Three and Nine Months Ended September 30, 2002 and 2001



($ million)                                                Three-Months Ended             Three-Months Ended
                                                                09/30/02                       09/30/01
                                                          --------------------           --------------------
Consolidated Results from Continuing Operations:
    Revenues                                            $              59,068          $              62,556
    Operating expenses                                                 38,323                         46,589
                                                          --------------------           --------------------
    Income from operations                                             20,745                         15,967
    Other income (expense)                                            (21,469)(1),(4),(7)            (26,668)(3)
                                                          --------------------           --------------------
    Loss from continuing operations before income taxes                  (724)                       (10,701)
    Income (loss) from discontinued operations                          1,726                        (15,615)
    Income taxes                                                          (69)                          (326)
    Minority Interest in income of subsidiaries                             -                              -
                                                          --------------------           --------------------
    Net income (loss)                                   $                 933          $             (26,642)
                                                          ====================           ====================

    EBITDA                                              $              32,668          $              30,953
    Free Cash Flow                                                      2,153                         (1,747)

    Other information:
    ------------------
    Gross property, plant and equipment                 $             624,732          $             600,974
    Capital expenditures                                                9,722                         10,778
    Interest expense (excluding FASB 133 &
      amortization)                                                    19,415                         20,271

Rural Local Exchange Operations:
    Revenues                                            $              57,674          $              59,507
    Operating expenses                                                 37,159                         44,301
                                                          --------------------           --------------------
    Income from operations                                             20,515                         15,206
    Other income (expense)                                            (19,064)(4)                    (26,646)(3)
                                                          --------------------           --------------------
    Earnings (Loss) before income taxes                                 1,451                        (11,440)
    Income taxes                                                          (69)                          (326)
    Minority Interest in income of subsidiaries                             -                              -
                                                          --------------------           --------------------
    Net income (loss)                                   $               1,382          $             (11,766)
                                                          ====================           ====================

    EBITDA                                              $              34,261          $              30,212
    Free Cash Flow                                                      4,323                         (2,488)

    Other information:
    ------------------
    Gross property, plant and equipment                 $             624,657          $             600,899
    Capital expenditures                                                9,722                         10,778
    Interest expense (excluding FASB 133 &
      amortization)                                                    18,838                         20,271


=============================================================================================================
                                                           Nine-Months Ended              Nine-Months Ended
                                                               09/30/02                        09/30/01
                                                          --------------------           --------------------
Consolidated Results from Continuing Operations:
    Revenues                                            $             174,273          $             177,303
    Operating expenses                                                115,814                        129,872
                                                          --------------------           --------------------
    Income from operations                                             58,459                         47,431
    Other income (expense)                                            (60,551)(2),(5),(8)            (67,142)(6)
                                                          --------------------           --------------------
    Loss from continuing operations before income taxes                (2,092)                       (19,711)
    Income (loss) from discontinued operations                         20,034                        (88,795)
    Income taxes                                                         (424)                          (947)
    Minority Interest in income of subsidiaries                            (1)                            (2)
                                                          --------------------           --------------------
    Net income (loss)                                   $              17,517          $            (109,455)
                                                          ====================           ====================

    EBITDA                                              $              92,961          $              93,728
    Free Cash Flow                                                     11,517                          3,151

    Other information:
    ------------------
    Gross property, plant and equipment                 $             624,732          $             600,974
    Capital expenditures                                               19,674                         28,830
    Interest expense (excluding FASB 133 & amortization)               57,301                         58,436

Rural Local Exchange Operations:
    Revenues                                            $             168,361          $             170,152
    Operating expenses                                                110,755                        123,921
                                                          --------------------           --------------------
    Income from operations                                             57,606                         46,231
    Other income (expense)                                            (52,195)(5)                    (67,102)(6)
                                                          --------------------           --------------------
    Earnings (loss) before income taxes                                 5,411                        (20,871)
    Income taxes                                                         (424)                          (947)
    Minority Interest in income of subsidiaries                            (1)                            (2)
                                                          --------------------           --------------------
    Net income (loss)                                   $               4,986          $             (21,820)
                                                          ====================           ====================

    EBITDA                                              $              99,559          $              92,558
    Free Cash Flow                                                     18,069                          1,981

    Other information:
    ------------------
    Gross property, plant and equipment                 $             624,657          $             600,899
    Capital expenditures                                               19,674                         28,830
    Interest expense excluding FASB 133 & amortization)                56,406                         58,436
    Access lines                                                      245,075                        246,020


Footnotes:
(1) Includes $0.3 million interest expense on FairPoint Solutions long term debt for the three months ended September 30, 2002
(2) Includes $0.6 million interest expense on FairPoint Solutions long term debt for the nine months ended September 30, 2002
(3) Includes FASB 133 interest expense $6.1 million for the three months ended September 30, 2001
(4) Includes FASB 133 interest expense of $1.0 million for the three months ended September 30, 2002
(5) Includes FASB 133 interest expense reduction of $0.7 million for the nine months ended September 30, 2002
(6) Includes FASB 133 interest expense of $9.1 million for the nine months ended September 30, 2001
(7) Includes $1.8 million loss on write-down of Choice One stock for the three months ended September 30, 2002
(8) Includes $7.4 million loss on write-down of Choice One stock for the nine months ended September 30, 2002

                                               FairPoint Communications, Inc.

  Sequential Financial Information for the Quarters ending September 30, June 30 and March 31, 2002 and December 31, 2001




($ million)                                   Three-Months Ended  Three-Months Ended  Three-Months Ended  Three-Months Ended
                                                   09/30/02            06/30/02            03/31/02            12/31/01
                                              ------------------  ------------------  ------------------  ------------------
Consolidated Results:
    Revenues                                 $           59,068  $          56,780   $           58,425  $           57,911
    Operating expenses                                   38,323             39,381               38,110              45,332
                                              ------------------  ------------------  ------------------  ------------------
    Income from operations                               20,745             17,399               20,315              12,579
    Other income (expense)                              (21,469)           (24,479)             (14,603)            (15,785)
                                              ------------------  ------------------  ------------------  ------------------
    Earnings (loss) from continuing
      operations before income taxes                       (724)            (7,080)               5,712              (3,206)
    Income (loss) from discontinued
      operations                                          1,726             18,308                    -             (99,455)
    Income taxes                                            (69)              (144)                (211)                517
    Minority interest in income of
      subsidiaries                                            -                 (1)                   -                  (1)
                                              ------------------  ------------------  ------------------  ------------------
    Net income (loss)                        $              933  $          11,083   $            5,501  $         (102,145)
                                              ==================  ==================  ==================  ==================

    EBITDA                                   $           32,668  $          25,458   $           34,835  $           29,943
    Free Cash Flow                                        2,153             (1,154)              10,518              (4,524)

    Other information:
    ------------------
    Gross property, plant and equipment      $          624,732  $         616,298   $          611,953  $          610,646
    Capital expenditures                                  9,722              5,916                4,036              14,872
    Interest expense (exluding FASB 133
      & amortization)                                    19,415             19,176               18,710              18,767


============================================================================================================================

($ million)                                   Three-Months Ended  Three-Months Ended  Three-Months Ended  Three-Months Ended
                                                   09/30/02            06/30/02            03/31/02            12/31/01
                                              ------------------  ------------------  ------------------  ------------------
Rural Local Exchange Operations:

    Revenues                                 $           57,674  $          55,683   $           55,004  $           54,917
    Operating expenses                                   37,159             38,343               35,253              42,725
                                              ------------------  ------------------  ------------------  ------------------
    Income from operations                               20,515             17,340               19,751              12,192
    Other income (expense)                              (19,064)           (18,534)             (14,597)            (15,785)
                                              ------------------  ------------------  ------------------  ------------------
    Earnings (loss) before income taxes                   1,451             (1,194)               5,154              (3,593)
    Income taxes                                            (69)              (144)                (211)                  0
    Minority inerest in income of
      subsidiaries                                            0                 (1)                   0                  (1)
                                              ------------------  ------------------  ------------------  ------------------
    Net income (loss)                        $            1,382  $          (1,339)  $            4,943  $           (3,594)
                                              ==================  ==================  ==================  ==================

    EBITDA                                   $           34,261  $          31,024   $           34,274  $           29,551
    Free Cash Flow                                        4,323              4,730                9,957              (4,916)

    Other information:
    ------------------
    Gross property, plant and equipment      $          624,657  $         616,223   $          611,878  $           610,571
    Capital expenditures                                  9,722              5,916                4,036               14,872
    Interest expense (excluding FASB 133
      & amortization)                                    18,838             18,858               18,710               18,767
    Access Lines                                        245,075            245,996              245,051              245,306


                                       FairPoint Communications, Inc.

                                         EBITDA AND FREE CASH FLOW
                                              RECONCILIATION

                      For the Three and Nine Months Ended September 30, 2002 and 2001



                                                                 Three-Months Ended     Three-Months Ended
                                                                      09/30/02               09/30/01
                                                                  -----------------     ------------------
Consolidated Results:
Loss from continuing operations                                 $             (793)   $           (11,027)
Add:
    Income tax expense                                                          69                    326
    Interest expense                                                        21,638                 27,610
    Stock-based-compensation, net of forfeitures                                 -                      -
    Depreciation and amortization                                           11,754                 14,044
                                                                  -----------------     ------------------
Consolidated EBITDA                                                         32,668                 30,953
Less:
    Scheduled principal payments                                             1,309                  1,325
    Interest expense (excluding FASB 133 & amortization)                    19,415                 20,271
    Capital expenditures                                                     9,722                 10,778
    Income taxes                                                                69                    326
                                                                  -----------------     ------------------
Consolidated Free Cash Flow                                     $            2,153    $            (1,747)
                                                                  =================     ==================


Rural Local Exchange Operations:

Income (loss) from continuing operations                        $            1,382    $           (11,766)
Add:
    Income tax expense                                                          69                    326
    Interest expense                                                        21,060                 27,610
    Stock-based-compensation, net of forfeitures                                 -                      -
    Depreciation and amortization                                           11,750                 14,042
                                                                  -----------------     ------------------
Rural Local Exchange EBITDA                                                 34,261                 30,212
Less:
    Scheduled principal payments                                             1,309                  1,325
    Interest expense (excluding FASB 133 & amortization)                    18,838                 20,271
    Capital expenditures                                                     9,722                 10,778
    Income taxes                                                                69                    326
                                                                  -----------------     ------------------
Rural Local Exchange Free Cash Flow                             $            4,323    $            (2,488)
                                                                  =================     ==================

==========================================================================================================
                                                                  Nine-Months Ended     Nine-Months Ended
                                                                      09/30/02              09/30/01
                                                                  -----------------     ------------------
Consolidated Results:

Loss from continuing operations                                 $           (2,517)   $           (20,660)
Add:
    Income tax expense                                                         424                    947
    Interest expense                                                        60,146                 71,492
    Stock-based-compensation, net of forfeitures                              (197)                     -
    Depreciation and amortization                                           35,105                 41,949
                                                                  -----------------     ------------------
Consolidated EBITDA                                                         92,961                 93,728
Less:
    Scheduled principal payments                                             4,045                  2,364
    Interest expense (excluding FASB 133 & amortization)                    57,301                 58,436
    Capital expenditures                                                    19,674                 28,830
    Income taxes                                                               424                    947
                                                                  -----------------     ------------------
Consolidated Free Cash Flow                                     $           11,517    $             3,151
                                                                  =================     ==================


Rural Local Exchange Operations:

Income (loss) from continuing operations                        $            4,045    $           (21,820)
Add:
    Income tax expense                                                         424                    947
    Interest expense                                                        59,251                 71,492
    Stock-based-compensation, net of forfeitures                              (197)                     -
    Depreciation and amortization                                           35,095                 41,939
                                                                  -----------------     ------------------
Rural Local Exchange EBITDA                                                 98,618                 92,558
Less:
    Scheduled principal payments                                             4,045                  2,364
    Interest expense (excluding FASB 133 & amortization)                    56,406                 58,436
    Capital expenditures                                                    19,674                 28,830
    Income taxes                                                               424                    947
                                                                  -----------------     ------------------
Rural Local Exchange Free Cash Flow                             $           18,069    $             1,981
                                                                  =================     ==================